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                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 January 8, 2003
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                Date of Report (Date of earliest event reported)



                         LocatePLUS Holdings Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



            000-49957                                   04-3332304
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      (Commission file number)              (IRS employer identification number)



                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
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                    (Address of principal executive offices)



                                 (978) 921-2727
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              (Registrant's telephone number, including area code)


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
ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective January 8, 2003, the audit committee of LocatePLUS Holdings Corporation (the "Company") dismissed Pricewaterhouse Coopers LLP ("PwC") as the Company's independent accountants for the year ending December 31, 2002.

Except as described in the following sentence, the reports of PwC on the financial statements of the Company for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of PwC on the financial statements of the Company for the fiscal year ended December 31, 2001 was modified to express substantial doubt regarding the Company's ability to continue as a going concern.

In addition, during the Company's two most recent fiscal years and through January 8, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject of that disagreement in its reports on the Company's financial statements for those fiscal periods.

The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of any response received by the Company to that request will be promptly filed as an amendment to this Form 8-K.

On January 8, 2003, Carlin, Charron & Rosen, LLP ("Carlin") was engaged as the Company's new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of Carlin, the Company has not consulted with Carlin regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report or oral advice was provided to the Company by Carlin that Carlin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or a reportable event, as those terms are used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:

         The following exhibits are filed as part of this report:


         Exhibit Number       Description
         --------------       -----------
             16.1             Letter from Pricewaterhouse Coopers LLP regarding
                              change in certifying accountant (to be filed by
                              amendment)
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                           LocatPLUS Holdings Corporation
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                                                  (Registrant)



                                           By:

                                           /s/ Jon R. Latorella
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                                           Jon R. Latorella
                                           President and Chief Executive Officer



Dated: January 13, 2003
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                                  EXHIBIT INDEX





         Exhibit Number    Description
         --------------    -----------
              16.1         Letter from Pricewaterhouse Coopers LLP regarding
                           change in certifying accountant (to be filed by amendment).